Description Of Business And Organization	12 Months Ended
Dec. 31, 2011
Description Of Business And Organization [Abstract]
Description Of Business And Organization
1.	Description of Business and Organization

The Norwegian Cruise Line brand commenced operations out of Miami in 1966. On December 15, 2003, the Company was incorporated in Bermuda as a wholly-owned subsidiary of Genting Hong Kong Limited and its affiliates ("Genting HK").

In January 2008, the Apollo Funds and the TPG Viking Funds acquired 37.5% and 12.5%, respectively, of our outstanding ordinary share capital through an equity investment of $1.0 billion and Apollo was afforded majority control of our Board of Directors. Our current shareholders and their relative ownership percentages of our outstanding ordinary shares are as follows: Genting HK (50.0%), the Apollo Funds (37.5%), and the TPG Viking Funds (12.5%).

We are a leading global cruise line operator, offering cruise experiences for travelers with a wide variety of itineraries in North America (including Alaska and Hawaii), Central and South America, Bermuda, the Caribbean, the Mediterranean and the Baltic. We strive to offer an innovative and differentiated cruise vacation with the goal of providing our customers the highest levels of overall satisfaction on their cruise experience. In turn, we aim to generate the highest customer loyalty and greatest numbers of repeat customers. We created a distinctive style of cruising called "Freestyle Cruising" on all of our ships, which we believe provides our passengers with the freedom and flexibility associated with a resort style atmosphere and experience as well as more dining options than a traditional cruise. As of December 31, 2011, we operated 11 ships offering cruises in Alaska, the Bahamas, Bermuda, the Caribbean, Europe, Hawaii, Mexico, New England, Central and South America, North Africa and Scandinavia.